UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2021

ATHLON ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39870	85-3331021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Causeway Media Partners 44 Brattle St. Cambridge, MA 02138		02138
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 855-6333

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	SWETU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	SWET	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	SWETW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On January 11, 2021, the Registration Statement on Form S-1 (File No. 333-251605), as amended (the “Registration Statement”), relating to the initial public offering (the “IPO”) of Athlon Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on January 11, 2021, a registration statement on Form S-1 (File No. 333-252034) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing in order to increase the size of the IPO.

On January 14, 2021, the Company consummated the IPO of 27,600,000 units (the “Units”), including the issuance of 3,600,000 Units as a result of the underwriter’s exercise in full of its over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $276,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•

An Underwriting Agreement, dated January 11, 2021, by and between the Company and Jefferies LLC, as representative of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriter by the Company and is attached as Exhibit 1.1 hereto.

•

A Warrant Agreement, dated January 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated January 11, 2021, by and among the Company, each of its officers and directors and AAC Holdco, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (the “Letter Agreement”).

•

An Investment Management Trust Agreement, dated January 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated January 11, 2021, by and among the Company, AAC Holdco, LLC (the “Sponsor”) and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated January 11, 2021, by and among the Company, the Sponsor and certain of the Company’s directors named in Exhibit A thereto, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

An Administrative Services Agreement, dated January 11, 2021, by and among the Company and Causeway Management, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 11, 2021, between the Company and Daniel Burns, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 11, 2021, between the Company and Daniel Gallagher, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 11, 2021, between the Company and Paraag Marathe, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated January 11, 2021, between the Company and Jared Smith, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 7,520,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Sponsor, generating gross proceeds to the Company of $7,520,000. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that, so long as the Private Placement Warrants are held by the Sponsor and its permitted transferees: (i) they are not redeemable by the Company, except under certain circumstances when the price per share of Class A Common Stock equals or exceeds $10.00 (as adjusted), (ii) they (including the shares of Class A Common Stock issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of a business combination, (iii) they are exercisable on a cashless basis and (iv) they are entitled to registration rights.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, Mr. Daniel Burns, Mr. Daniel Gallagher, Mr. Paraag Marathe and Mr. Jared Smith (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Directors are independent directors. Mr. Burns, Mr. Gallagher and Mr. Marathe were also appointed to the Board’s Audit Committee, with Mr. Gallagher serving as chair of the Audit Committee; Mr. Burns, Mr. Gallagher and Mr. Smith were appointed to the Board’s Compensation Committee, with Mr. Burns serving as chair of the Compensation Committee; and Mr. Burns, Mr. Marathe and Mr. Smith were appointed to the Nominating and Corporate Governance Committee, with Mr. Marathe serving as chair of the Nominating and Corporate Governance Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Messrs. Gallagher and Smith and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Messrs. Burns and Marathe and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Messrs. Chris Hickey and Mark Wan and will expire at the Company’s third annual meeting of stockholders.

In connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.1 to the Registration Statement. In addition, in October 2020, the Sponsor transferred an aggregate of 475,000 shares of Class B common stock, par value $0.0001 per share, of the Company to Mr. Hickey, Mr. Burns, Mr. Gallagher, Mr. Marathe and Mr. Smith for the same per-share price initially paid by the Sponsor. On January 11, 2021, the Company effected a 1.2:1 stock split such that Mr. Hickey, Mr. Burns, Mr. Gallagher, Mr. Marathe and Mr. Smith held an aggregate of 570,000 shares of Class B common stock as of the consummation of the IPO.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the the Letter Agreement and indemnity agreements are attached as Exhibits 10.1, 10.6, 10.7, 10.8 and 10.9 hereto, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On January 11, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”), effective the same day. The terms of the Amended and Restated Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $276,000,000 of the proceeds received from the IPO and the sale of the Private Placement Warrants (which amount includes $9,660,000 of deferred underwriting commissions), were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO or during any extension period that may apply as a result of an amendment to the Amended and Restated Charter, subject to applicable law, and (iii) the redemption of the Company’s public shares properly tendered in connection with a stockholder vote to amend the Company’s Amended and Restated Charter to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity.

On January 11, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On January 14, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 11, 2021, by and between the Company and Jefferies LLC.

3.1	Amended and Restated Certificate of Incorporation.

10.1	Warrant Agreement, dated January 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.2	Letter Agreement, dated January 11, 2021, by and among the Company, its officers, its directors and AAC Holdco, LLC.

10.3	Investment Management Trust Agreement, dated January 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.4	Registration Rights Agreement, dated January 11, 2021, by and among the Company, AAC Holdco, LLC and the other holders party thereto.

10.5	Private Placement Warrants Purchase Agreement, dated January 11, 2021 by and among the Company and AAC Holdco, LLC.

10.6	Administrative Services Agreement, dated January 11, 2021, by and among the Company and Causeway Management, LLC.

10.7	Indemnity Agreement, dated January 11, 2021, between the Company and Daniel Burns.

10.8	Indemnity Agreement, dated January 11, 2021, between the Company and Daniel Gallagher.

10.9	Indemnity Agreement, dated January 11, 2021, between the Company and Paraag Marathe.

10.10	Indemnity Agreement, dated January 11, 2021, between the Company and Jared Smith.

99.1	Press Release, dated January 11, 2021.

99.2	Press Release, dated January 14, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Athlon Acquisition Corp.

Date: January 14, 2021	By:	/s/ David Poltack
	Name:	David Poltack
	Title:	Chief Financial Officer